UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 3, 2011 (January 1, 2011)

Education Realty Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Oak Court Drive, Suite 300 Memphis, Tennessee	38117
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreements

Effective January 1, 2011, Education Realty Trust, Inc. (the “Company”) and each of Randall H. Brown (Executive Vice President, Chief Financial Officer, Treasurer and Secretary), Thomas Trubiana (Executive Vice President and Chief Investment Officer) and J. Drew Koester (Vice President, Assistant Secretary and Chief Accounting Officer) entered into new executive employment agreements. The new executive employment agreements replace the amended and restated executive employment agreements between the Company and each of Messrs. Brown and Trubiana which were effective as of January 1, 2008 and the executive employment agreement between the Company and Mr. Koester which was effective as of October 29, 2008 (collectively, the “2008 Employment Agreements”). In addition, effective January 1, 2011, the Company and each of Ms. Christine Richards (Senior Vice President – Operations) and Mr. Olan Brevard (Senior Vice President – Acquisitions) entered into executive employment agreements based upon the new form of executive employment agreement for each of Messrs. Brown, Trubiana and Koester.

The terms of the new executive employment agreements for Messrs. Brown, Trubiana, Koester and Brevard and Ms. Richards (collectively, the “2011 Employment Agreements”) are substantially similar to the terms of the 2008 Employment Agreements. A description of the 2008 Employment Agreements is included under Part II, Item 5 “Other Information” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and is incorporated herein by reference. The 2011 Employment Agreements do not materially amend the terms of 2008 Employment Agreements, except as follows:

•	The 2011 Employment Agreements will expire and will not automatically renew for one year periods upon the third anniversary of the effective date of the 2011 Employment Agreements;
•
The 2011 Employment Agreements amend certain obligations of the Company arising after a termination of employment or a “Change of Control” (as defined in the 2011 Employment Agreements) in the Company, including, but not limited to, the requirements that (i) the Company make certain payments only after the expiration of the “Severance Delay Period” (as defined in the 2011 Employment Agreements) and (ii) the Company pay a transition lump sum severance payment of $10,000;

•
The 2011 Employment Agreements provide that any compensation paid to an executive, including, but not limited to, equity compensation, may be subject to forfeiture or repayment to the Company in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and/or any clawback policy of the Company; and

•	The 2011 Employment Agreements supplement and/or amend certain provisions to ensure their compliance with the requirements of, and the Treasury Regulations promulgated under, Section 409A of the Code.

The foregoing description of the 2011 Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the 2011 Employment Agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 to this Current Report on Form 8-K and which are incorporated by reference herein.

Education Realty Trust, Inc. 2011 Long-Term Incentive Plan and Awards Granted Thereunder

Effective January 1, 2011, the Company implemented the Education Realty Trust, Inc. 2011 Long-Term Incentive Plan (the “2011 LTIP”) and, in connection therewith, awarded to the executive officers and certain key employees of the Company (the “Participants”) time-vested restricted shares of the Company’s common stock, par value $0.01 per share (“Restricted Stock”), and performance-vested restricted stock units (“RSUs”). The shares of Restricted Stock and RSUs awarded to Participants pursuant to the 2011 LTIP are subject to and governed by the terms and conditions of the Participants’ Restricted Stock Award Agreements (the “2011 RSA Agreements”) and Restricted Stock Unit Award Agreements (the “2011 RSU Agreements” and, together with the 2011 LTIP and the 2011 RSA Agreements, the “2011 LTIP Documents”). The 2011 LTIP Documents are in addition to, and do not amend or supersede, the Education Realty Trust, Inc. 2010 Long-Term Incentive Plan (the “2010 LTIP”) and the related Restricted Stock Award Agreements (the “2010 RSA Agreements”) and Restricted Stock Unit Award Agreements (the “2010 RSU Agreements” and, together with the 2010 LTIP and the 2010 RSA Agreements, the “2010 LTIP Documents”).

The terms of the 2011 LTIP Documents are substantially similar to the terms of the 2010 LTIP Documents. A description of the 2010 LTIP Documents is included under Part II, Item 9B “Other Information” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and is incorporated herein by reference. The 2011 LTIP Documents do not materially amend the terms of the 2010 LTIP Documents, except as follows:

•
The 2011 LTIP and 2011 RSA Agreements provide that shares of Restricted Stock will vest in three equal annual installments on January 1, 2012, 2013 and 2014 as long as the Participant is an employee of the Company on the vesting date;

•
The 2011 LTIP and 2011 RSU Agreements provide that the vesting of RSUs will be determined based upon a “Performance Period” (as defined in the 2011 LTIP) which is comprised of the period beginning January 1, 2011 and ending January 1, 2014;

•	The 2011 LTIP updates the “Peer Group” (as defined in the 2011 LTIP) to include an additional peer company; and
•
The 2011 LTIP Documents supplement and/or amend certain provisions to ensure their compliance with the requirements of, and Treasury Regulations promulgated under, Section 409A and/or Section 162(m) of the Code.

The table below shows the number of shares of Restricted Stock awarded to certain Participants pursuant to the 2011 LTIP and the 2011 RSA Agreements.

Participant	Restricted Stock (Time-Vested) 50% of 2011 LTIP Award
Randall Churchey	50,000 shares
Thomas Trubiana	35,000 shares
Christine Richards	20,000 shares
Randall Brown	15,000 shares
Drew Koester	3,500 shares

The table below shows the number of shares of Common Stock that certain Participants would earn pursuant to the 2011 LTIP and the 2011 RSU Agreements if the Company achieves “Threshold,” “Target” or “Maximum” total stockholder return performance levels.

RSUs (Performance-Vested) 50% of 2011 LTIP Award
Participant	Threshold Performance (1)	Target Performance (2)	Maximum Performance (3)
Randall Churchey	25,000 shares	50,000 shares	75,000 shares
Thomas Trubiana	17,500 shares	35,000 shares	52,500 shares
Christine Richards	10,000 shares	20,000 shares	30,000 shares
Randall Brown	7,500 shares	15,000 shares	22,500 shares
Drew Koester	1,750 shares	3,500 shares	5,250 shares

(1) 50% of Participant’s long-term incentive target x .5.
(2) 50% of Participant’s long-term incentive target.
(3) 50% of Participant’s long-term incentive target x 1.5.

The foregoing description of the 2011 LTIP, 2011 RSA Agreements and 2011 RSU Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the 2011 LTIP, the form of 2011 RSA Agreement and the form of 2011 RSU Agreement, copies of which are filed herewith as Exhibit 10.6, Exhibit 10.7 and Exhibit 10.8, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement – Randall H. Brown
10.2	Executive Employment Agreement – Thomas Trubiana
10.3	Executive Employment Agreement – J. Drew Koester
10.4	Executive Employment Agreement – Christine Richards
10.5	Executive Employment Agreement – Olan Brevard
10.6	Education Realty Trust, Inc. 2011 Long-Term Incentive Plan
10.7	Form of Education Realty Trust, Inc. Restricted Stock Award Agreement
10.8	Form of Education Realty Trust, Inc. Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: January 3, 2011	By:	/s/ Randall H. Brown
Randall H. Brown Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Executive Employment Agreement – Randall H. Brown
10.2	Executive Employment Agreement – Thomas Trubiana
10.3	Executive Employment Agreement – J. Drew Koester
10.4	Executive Employment Agreement – Christine Richards
10.5	Executive Employment Agreement – Olan Brevard
10.6	Education Realty Trust, Inc. 2011 Long-Term Incentive Plan
10.7	Form of Education Realty Trust, Inc. Restricted Stock Award Agreement
10.8	Form of Education Realty Trust, Inc. Restricted Stock Unit Award Agreement